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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2001


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 -------------------------------------------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
 -------------------------------------------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


     United States                      333-7575                  22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

               802 Delaware Avenue, Wilmington, Delaware              19801
               ------------------------------------------             ----------
               (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033


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Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust 1996-C is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of December 1, 1996, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Auto Owner Trust 1996-C, as issuer.

         On February 15, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                   20.1 Monthly statement to certificateholders with respect to the February 15, 2001 distribution.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 27, 2001

                                                   By: CHASE MANHATTAN BANK USA,
                                                   NATIONAL ASSOCIATION
                                                   as Servicer


                                                   By: /s/ Patricia Garvey
                                                       -------------------------
                                                       Name: Patricia Garvey
                                                       Title: Vice President

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                                         INDEX TO EXHIBITS
                                         -----------------

Exhibit No.                              Description
-----------                              -----------
20.1                                     Statement to Certificateholders dated
                                         February 15, 2001 delivered pursuant to
                                         Section 5.8 of the Sale and Servicing
                                         Agreement dated as of December 1, 1996.